===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       LEARNING TREE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                       LEARNING TREE INTERNATIONAL, INC.
                          6053 West Century Boulevard
                        Los Angeles, California  90045



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To Be Held On Friday, March 3, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Learning Tree International, Inc. (the "Company") will be held at the Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California 90045 on Friday, March 3, 2000 at 10:00 a.m. local time for the following purposes as more fully described in the accompanying Proxy Statement:

       1.   To elect three Class II directors for a term of three years.

       2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on January 20, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. Only stockholders at the close of business on the record date are entitled to vote at the Annual Meeting.

     Accompanying this Notice are a Proxy and Proxy Statement. If you will not be able to attend the Annual Meeting to vote in person, you may vote your shares by completing and returning the accompanying proxy card or by voting electronically via the Internet or by telephone. To vote by mail, please complete, sign and date the accompanying proxy and return it promptly in the enclosed postage paid envelope. Proxy may be revoked at any time prior to its exercise at the Annual Meeting.

                              By Order of the Board of Directors,

                              /s/ DAVID C. COLLINS

                              David C. Collins, Ph.D.
                              Chairman of the Board and Chief Executive Officer

January 27, 2000

                       LEARNING TREE INTERNATIONAL, INC.
                          6053 West Century Boulevard
                        Los Angeles, California  90045



                                PROXY STATEMENT

                                 INTRODUCTION

     This Proxy Statement is furnished to the stockholders of Learning Tree International, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company. The proxies solicited hereby are to be voted at the Annual Meeting of the Stockholders of the Company to be held at the Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California 90045 on March 3, 2000 at 10:00 a.m. Pacific Standard Time and at any and all adjournments thereof (the "Annual Meeting").

     At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals:

     1.   To elect three Class II directors for a term of three years.

     2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     A form of proxy is enclosed for your use. The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder executing the proxy. If no direction is made, the shares represented by each properly executed unrevoked proxy will be voted "FOR" the election of management's nominees for the Board of Directors. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with their best judgment.

     Any proxy given may be revoked at any time prior to its exercise by filing, with the Secretary of the Company, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such stockholder so desires.

     It is contemplated that the solicitation of proxies will be made primarily by mail. Should it, however, appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, in person or otherwise to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. In following-up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares eligible to vote at the Annual Meeting and will reimburse them for their expenses in so doing. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about January 27, 2000.

                 VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Outstanding Shares; Record Date

     Only holders of record of the Company's voting securities at the close of business on January 20, 2000, (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, the Company had issued and outstanding, 21,645,232 shares of the Company's Common Stock, the holders of which are entitled to vote at the Annual Meeting. Each share of Common Stock that was issued and outstanding as of the Record Date is entitled to one vote at the Annual Meeting.

     The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth the beneficial ownership of the Common Stock of the Company as of January 20, 2000 by (i) each person or entity known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each of the Company's directors, (iii) each of the persons named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                                                              Common Stock /(1)/
                                                                                       ----------------------------------
                                                                                        Number of               Percent of
     Name and Address of Owner                                                           Shares                   Class
     -------------------------                                                          ----------              ----------
     David C. Collins/(1)(2)(3)(4)/.......................................               5,801,360                26.8%
     Eric R. Garen/(2)(5)/................................................               5,245,030                24.2%
     Baron Capital Group, Inc./(6)/
       767 Fifth Avenue, 24/th/ Floor
       New York, NY  10153................................................               1,166,200                 5.4%
     Massachusetts Financial Services/(8)/
       500 Boylston Street
       Boston, MA  02116..................................................               2,809,271                13.0%
     Gary R. Wright/(1)/..................................................                 281,250                 1.3%
     Mary C. Adams/(1)(3)(4)/.............................................               5,801,360                26.8%
     James E. Furlan/(1)/.................................................                  33,333                *
     Alan B. Salisbury/(1)/...............................................                 113,365                *
     W. Matthew Juechter..................................................                  69,760                *
     Michael W. Kane......................................................                  34,836                *
     Theodore E. Guth/(1)(7)/.............................................               1,672,000                 7.7%
     All directors and executive officers as a group (9)/(9)/.............              11,587,934                53.3%

---------------------
*    Less than 1%

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares that such person or group has the right to acquire within 60 days after the date as of which information in this table is provided. For purposes of computing the percentage of outstanding shares held by each person or group on that date, such shares are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The number of shares in this table includes 6,750 shares each for Mr. Wright and Dr. Salisbury, 18,750 shares for Ms. Adams, 33,333 shares for Mr. Furlan and 9,000 shares for Mr. Guth, which may be issued upon the exercise of vested options that they hold.
(2) Dr. Collins is the Chairman of the Board of Directors and Chief Executive Officer of the Company and Mr. Garen is the President and a director of the Company. The address of these individuals is Learning Tree International, Inc., 6053 West Century Boulevard, Los Angeles, California 90045-0028.
(3) Dr. Collins' shares include 216,390 shares and options owned by Ms. Adams. Ms. Adams shares include 3,156,650 shares owned by Dr. Collins. David C. Collins and Mary C. Adams are married but disclaim beneficial ownership of each other's shares.
(4) Includes 223,320 shares owned by the Collins Family Foundation. The directors of the Collins Family Foundation are David C. Collins and Mary C. Adams; however, they disclaim beneficial ownership of these shares. Also includes 5,000 shares owned by the Collins Charitable Remainder Unitrust, of which David C. Collins and Mary C. Adams are trustees, and 2,200,000 shares owned by DCMA Holdings LP. David C.

     Collins and Mary C. Adams are the general partners of DCMA Holdings LP.
(5) Includes 120,380 shares owned by the Garen Family Foundation. Mr. Garen is a trustee of the Garen Family Foundation; however, he disclaims beneficial ownership of these shares. Also includes 1,663,000 shares held by certain trusts (345,124 shares held by the Nancy Garen 1998 Annuity Trust, 345,124 shares held by the Eric R. Garen 1998 Annuity Trust, 141,172 shares held by the Nancy Garen 1999 Annuity Trust, 141,172 shares held by the Eric R. Garen 1999 Annuity Trust, 263,704 shares held by the Nancy Garen 1999 Annuity Trust-2, 263,704 shares held by the Eric R. Garen 1999 Annuity Trust-2, and 163,000 shares held by the Garen Dynasty Trust) as to which Mr. Garen lacks voting and disposition power and as to which he disclaims beneficial ownership. See footnote 7.
(6) Based upon information contained in the Schedule 13G filed by Baron Capital Group, Inc. ("BCG"), BCG has shared voting power with respect to the 1,166,200 shares and shared dispositive power. BAMCO, Inc. ("BAMCO") has shared voting power with respect to 969,900 of the shares and shared dispositive power. Baron Capital Management, Inc. ("BCM") has shared voting power with respect to 196,300 of the shares and shared dispositive power. Baron Asset Fund ("BAF") has shared voting power with respect to 969,900 of the shares and shared dispositive power. Ronald Baron has shared voting power with respect to the 1,166,200 shares and shared dispositive power. Ronald Baron owns a controlling interest in BCG and Ronald Baron and BCG disclaim beneficial ownership of the shares held by their controlled entities (and investment advisory clients thereof) to the extent the shares are held by persons other than Ronald Baron and BCG. BAMCO and BCM are subsidiaries of BCG and they disclaim beneficial ownership of shares held by their investment advisory clients to the extent the shares are held by persons other than BAMCO and BCM. BAF is an investment advisory client of BAMCO.
(7) Mr. Guth has sole voting and disposition power, as Trustee, of the 345,124 shares held by the Nancy Garen 1998 Annuity Trust, 345,124 shares held by the Eric R. Garen 1998 Annuity Trust, 141,172 shares held by the Nancy Garen 1999 Annuity Trust, 141,172 shares held by the Eric R. Garen 1999 Annuity Trust, 263,704 shares held by the Nancy Garen 1999 Annuity Trust-2, 263,704 shares held by the Eric R. Garen 1999 Annuity Trust-2, and the 163,000 shares held by the Garen Dynasty Trust. See Footnote 5. Mr. Guth also holds, in his own name and not as Trustee, an option to purchase from the Company 12,000 shares of Common Stock, of which 9,000 shares are vested. Mr. Guth's address is Guth Rothman & Christopher LLP, 10866 Wilshire Boulevard, Suite 1250, Los Angeles, California 90024.
(8) Based upon information contained in the Schedule 13G filed by Massachusetts Financial Services, Massachusetts Financial Services has sole dispositive power with respect to 2,809,271 shares and sole voting power with respect to 2,731,071 shares.
(9) As described in Footnotes 3, 4, 5 and 7, certain of the shares have been listed for more than one of the named individuals. This total reflects the total number of shares owned by the director and officer group as a whole, eliminating the shares attributed to more than one individual.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

     The Company's Board of Directors has nine members and is divided into three classes, Class I, Class II and Class III. The current terms of the Class II directors expire at the Annual Meeting to be held this year; the terms of the Class I directors will expire at the annual meeting of stockholders to be held in 2002; and the terms of the Class III directors will expire at the annual meeting of stockholders to be held in 2001. The Class II directors are to be elected at the Annual Meeting for a three-year terms expiring in 2003. At each subsequent annual meeting of the stockholders, directors will be elected for a full three-year term to succeed the directors whose terms are then to expire.

Information Concerning Nominees and Other Directors

                     Name                           Age                Position with the Company
 -----------------------------------------          ---        ----------------------------------------
    Class I Directors - Present Term
          Expires in 2002.
    W. Mathew Juechter....................           66        Director
    Alan B. Salisbury.....................           62        Director
    Theodore E. Guth......................           45        Director

    Class II Directors - Nominees for
          Election to Terms Expiring
          in 2003.
    Michael W. Kane.......................           48        Director
    Mary C. Adams.........................           44        Vice President Administration and
                                                                    Investor Relations, Assistant
                                                                    Secretary, and Director
    James E. Furlan.......................           49        Chief Operating Officer and Director

    Class III Directors -Present Term
          Expires in 2001.
    David C. Collins......................           59        Chairman of the Board of Directors
                                                                    and Chief Executive Officer
    Eric R. Garen.........................           52        President and Director
    Gary R. Wright........................           42        Chief Financial Officer, Secretary,
                                                                    and Director

     Dr. Kane has served as a director of the Company since February 1995. Since 1991, he has been President and Chief Executive Officer of M. Kane & Company, Inc., an investment banking firm focusing primarily on technology companies. From 1987 to 1988, he was an investment banker with L.F. Rothschild & Co., Inc. and from 1988 to 1991 he was an investment banker with Oppenheimer & Co., Inc. From 1984 to 1987, Dr. Kane practiced primarily corporate and securities law with the law firm of Irell & Manella LLP and, prior to that, he was a Project Leader in the Systems Sciences Department of The Rand Corporation and an independent consultant to the satellite telecommunications industry. Dr. Kane has a Bachelor of Arts degree in Political Science from the University of Wisconsin-Madison and a Master's degree in International Relations, a Ph.D. degree in Political Science and a J.D. degree from the University of California, Los Angeles.

     Ms. Adams has served as Vice President, Administration and Investor Relations since September 1995. She began her association with the Company in September 1975 and has held a variety of key positions in the Company. Ms. Adams is also the President of Advanced Technology Marketing, Inc., a wholly owned subsidiary of the Company. Ms. Adams became a Director of the Company in December 1999.

     Mr. Furlan joined the Company in February 1999 as Chief Operating Officer. Prior to joining the Company, Mr. Furlan was employed by the Xerox Corporation from July 1974 to February 1999. From 1991 to 1999, Mr. Furlan was Vice President, General Manager of various Xerox business units, the most recent being Distributed Printing and Publishing Systems. Prior to these positions, he held a series of senior management positions in sales, marketing, finance and strategic planning in Xerox's printer and copier divisions. Mr. Furlan holds a Bachelor of Science degree in engineering and a Master of Business Administration from the University of Illinois. Mr. Furlan became a Director of the Company in August 1999.

     Mr. Juechter has been a director of the Company since June 1987. He is President and Chief Executive Officer of IRA, Inc., a management consulting company that works primarily in the areas of strategy, structure and executive development. From 1991 to 1999, he was Chief Executive Officer of ARC International Ltd., a management consulting and training company. From 1986 to 1991, Mr. Juechter was Managing Director of IRA, Inc. in St. Paul, Minnesota. Mr. Juechter served as President and Chief Executive Officer of Wilson Learning Corp., a multi-national training organization, from 1977 to 1986. From 1989 to 1997, he was President of the Board of Governors of the American Society for Training and Development (ASTD). Mr. Juechter is a graduate of Boston University and Harvard Business School.

     Dr. Salisbury is an independent management consultant in the information technology field. He retired from Learning Tree in 1999, where he had served as President and General Manager, and later Chairman, of Learning Tree International USA, Inc., the Company's operating subsidiary in the United States, since April 1993. From 1991 until he joined the Company, Dr. Salisbury was Chief Operating Officer of Microelectronics and Computer Technology Corporation (MCC), an organization involved in the research and development of IT products located in Austin, Texas. From 1987 to 1991, he was President of the Contel Technology Center, the research and development group of Contel Corp, an independent telephone company located in Chantilly, Virginia. Dr. Salisbury is a director of Sybase, Inc., a database software developer, and a subsidiary of Level 8 Systems. The author of numerous books and articles related to information technology and education, Dr. Salisbury served in the United States Army from 1958 to 1987, when he retired as Commanding General of the U.S. Army Information Systems Engineering Command. He holds a Bachelor of Science degree, with distinction, from the U.S. Military Academy, and Masters and Ph.D. degrees in Electrical Engineering and Computer Science from Stanford University.

     Mr. Guth has served as a director of the Company since March 1999. He is a partner at Guth Rothman & Christopher LLP, a law firm he co-founded in 1997. Mr. Guth was previously a partner at the law firm of Irell & Manella LLP from 1985 to 1993 and from 1995 to 1997. From 1993 to 1995, he was the President of Dabney/Resnick, Inc., a 100-person investment banking and brokerage firm. Mr. Guth was a full-time professor at the UCLA School of Law from 1981 to 1983. He holds a JD from Yale Law School and a Bachelor of Science degree from the University of Notre Dame (summa cum laude, Phi Beta Kappa).

     Dr. Collins, a co-founder of the Company, has been Chairman of the Board and Chief Executive Officer since the Company's business began in 1974 (under the name Integrated Computer Systems Publishing Co., Inc.). Dr. Collins has a Bachelor of Science degree (with distinction) in Electrical Engineering from Stanford University, and Masters and Ph.D. degrees in Electrical Engineering from the University of Southern California.

     Mr. Garen, a co-founder of the Company, has served first as Executive Vice President and then as President of the Company since the Company's business began in 1974. Mr. Garen holds a Bachelor of Science degree in Electrical Engineering from the California Institute of Technology and a Masters degree in Computer Science from the University of Southern California, earning both degrees with honors.

     Mr. Wright has been Chief Financial Officer of the Company since January 1995, and from January 1990 to that time he was Corporate Controller of the Company. From April 1983 to January 1990, Mr. Wright was employed by The Flying Tiger Line Inc. and its parent company, Tiger International, Inc., a publicly-held transportation company, where he held a variety of financial executive positions, including Assistant Controller and Director of Financial Reporting. Prior to April 1983, Mr. Wright worked at the public accounting firm of Arthur Andersen LLP. Mr. Wright is a certified public accountant. Mr. Wright became a Director of the Company in December 1999.

     The shares of each properly executed unrevoked proxy will be voted FOR the election of all of the above named nominees unless the stockholder executing such proxy indicates that the proxy shall not be voted for all or any one of the nominees. All of the nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.

Board Meetings and Committees

     The Board of Directors held five meetings during the fiscal year ended September 30, 1999. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Options Committee. Each incumbent director attended at least 75% of the aggregate of the number of meetings of the Board and meetings of committees of the Board on which he served during the 1999 fiscal year.

     The Audit Committee comprises Dr. Collins, Dr. Kane and Mr. Juechter. The principal functions of the Audit Committee are to review the plan and results of the Company's independent audit with the Company's independent auditors and management, to review the Company's systems of internal control, and to recommend the engagement or the discharging of the Company's independent auditors. The Audit Committee met one time during the 1999 fiscal year.

     The Compensation Committee comprises Dr. Collins, Dr. Kane and Mr. Juechter. The principal functions of the Compensation Committee are to (a) review and make recommendations to the Company's Board of Directors with respect to the direct and indirect compensation and employee benefits of the Chairman, President and other elected officers of the Company, (b) review, administer and make recommendations to the Company's Board of Directors with respect to any incentive plans and bonus plans that include elected officers and (c) review the Company's policies relating to the compensation of senior management and other employees. In addition, the Compensation Committee reviews management's long-range planning for executive development and succession, establishes and periodically reviews policies on perquisites and performs certain other review functions relating to management compensation and employee relations policies. The Compensation Committee met two times during the 1999 fiscal year.

     The Options Committee is comprised of Dr. Collins and Mr. Garen. The functions of the Stock Option committee include addressing matters relating to the Company's stock option plans and making grants and recommendations to the Board of Directors as to grants of stock options. The Options Committee held three meetings during the 1999 fiscal year.

     The Board of Directors does not have a nominating committee.

Compensation of Directors

     No director who is an employee of the Company is compensated for service as a member of the Board of Directors or for service on any committee of the Board of Directors. Compensation for non-employee directors (other than committee chairpersons) consists of a monthly retainer of $1,000. Compensation for non-employee chairpersons of committees consists of an annual retainer of $3,000. Compensation for all non-employee directors also consists of a $500 fee for each Board meeting and a $250 fee for each Committee meeting attended. Directors are reimbursed for travel and out-of-pocket expenses incurred on behalf of the Company.

Quorum; Vote Required

     Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that each properly executed unrevoked proxy will be voted for three management nominees for the Board of Directors in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on a proxy to withhold authority to vote for one or more of such nominees will result in the respective nominees receiving fewer votes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE-NAMED NOMINEES.

                            EXECUTIVE COMPENSATION

     The following table sets forth certain information with respect to compensation for a) the Company's Chief Executive Officer, b) the four most highly compensated executive officers of the Company as of the end of the last completed fiscal year and, c) up to two additional executive officers who would have been included in the top four but they were not serving as an executive officer at year-end. All listed officers had annual compensation in excess of $100,000 during the fiscal years ended September 30, 1999, 1998 and 1997:

Summary Compensation Table

                                                              Annual Compensation/(1)/       Long Term
                                                  Fiscal      ------------------------     Compensation        All Other
Name and Principal Position                        Year        Salary        Incentive        Options        Compensation/(2)/
----------------------------------------          ------      ---------      ---------     ------------      ---------
David C. Collins                                   1999        $310,000       $223,657            --            $6,162
 Chairman of the Board of Directors and            1998        $310,000       $ 32,001            --            $8,289
  Chief Executive Officer                          1997        $310,000       $103,038            --            $3,375

Eric R. Garen                                      1999        $310,000       $223,657            --            $7,310
 President and Director                            1998        $310,000       $ 32,001            --            $6,930
                                                   1997        $310,000       $103,038            --            $6,750

Max S. Shevitz/(3)/                                1999        $176,333       $106,174            --            $8,735
 Executive Vice President and Director             1998        $169,000       $ 15,260            --            $5,943
                                                   1997        $188,006       $182,458         9,000            $6,750

Gary R. Wright                                     1999        $200,000       $ 60,841            --            $8,567
 Chief Financial Officer, Secretary, and           1998        $176,000       $  6,600            --            $7,395
  Director                                         1997        $170,000       $ 33,862         9,000            $6,750

Mary C. Adams                                      1999        $188,000       $ 57,895            --            $7,743
 Vice President--Administration and                1998        $168,000       $  7,403        20,000            $7,076
  Investor Relations, Assistant                    1997        $160,000       $ 27,266        13,000            $3,375
  Secretary and Director


James E. Furlan/(4)/                               1999        $145,833       $ 71,856       275,000            $3,750
 Chief Operating Officer and Director

____________

(1) Certain of the Company's executive officers receive personal benefits in addition to salary and cash bonuses. The aggregate amount of such personal benefits, however, does not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus reported for the named executive officers.
(2) These amounts represent contributions made by the Company to a defined contribution plan.
(3)  Mr. Shevitz resigned from the Company in August 1999.
(4)  Mr. Furlan joined the Company in February 1999.

Stock Option Plans

1995 Stock Option Plan
----------------------

     In September 1995, the Company adopted the 1995 Stock Option Plan (the "1995 Plan"), which provides for the issuance of incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options to purchase an aggregate of up to 2,250,000 shares of the Common Stock of the Company. The 1995 Plan permits the grant of options to officers, employees and directors of the Company.

1999 Stock Option Plan
----------------------

     In March 1999, the Company adopted the 1999 Stock Option Plan (the "1999 Plan" and together with the 1995 Plan, the "Stock Option Plans"), which provides for the issuance of incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options to purchase an aggregate of up to 1,500,000 shares of the Common Stock of the Company. The 1999 Plan permits the grant of options to officers, employees and directors of the Company.

     The Stock Option Plans are administered by a committee of the Board of Directors (the "Options Committee") composed of Dr. Collins and Mr. Garen, who are not eligible to participate in the Stock Option Plans. Each option is evidenced by written agreement in a form approved by the Options Committee. No options granted under either of the Stock Option Plans are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.

     Under the Stock Option Plans, the exercise price of an incentive stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of options granted to employees who hold more than ten percent of the voting power of Company's capital stock on the date of grant). The exercise price of a non-qualified stock option must be not less than 75% of the fair market value of the Common Stock on the date of grant. For both incentive stock options and non-qualified stock options, the exercise price must not be less than the par value of a share of the Common Stock on the date of grant. The term of an incentive or non-qualified stock option is not to exceed ten years (five years in the case of an incentive stock option granted to a ten percent holder). The Options Committee has the discretion to determine the vesting schedule and the period required for full exercisability of stock options; however, in no event can the Options Committee shorten such period to less than six months. Upon exercise of any option granted under either of the Stock Option Plans, the exercise price may be paid in cash, and/or such other form of payment as may be permitted under the applicable option agreement, including, without limitation, previously owned shares of Common Stock.

Option Grants During Fiscal 1999
--------------------------------

     The following table, sets forth certain information concerning options granted during fiscal 1999 to the executive officers named above:

                                                                                               Potential Realizable
                                             Individual Grants                                   Value at Assumed
                         -------------------------------------------------------------           Annual Rates of
                         Number of      % of Total                                                 Stock Price
                         Securities      Options          Exercise                               Appreciation for
                         Underlying     Granted to         Price                                Option Term/(1)/
                          Options       Employees           Per            Expiration        -----------------------
Name                      Granted        In 1999          Share/(2)/          Date              5%           10%
--------------------     ----------     -----------       ----------       ----------        --------     ----------
David C. Collins/(3)/           --          --%           $   --                  --         $     --     $       --
Eric R. Garen/(3)/              --          --                --                  --               --             --
Max S. Shevitz                  --          --                --                  --               --             --
Gary R. Wright                  --          --                --                  --               --             --
Mary C. Adams                   --          --                --                  --               --             --
James E. Furlan/(4)/       275,000        19.5              6.63                /(4)/         696,323      1,633,315

---------------

(1) The potential realizable value illustrates the value that would be realized upon exercise of the options, immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of the options. The assumed annual rates of appreciation are specified in the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future share prices.

(2) The exercise price was equal to the fair market value of the Common Stock on the date of the grant.

(3)  Not eligible for option grants.

(4) Options for 100,000 shares expire February 24, 2003 and options for 175,000 shares expire February 24, 2007.

Aggregated Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values
----------------------------------------------------------------------------

     No options were exercised by the executive officers of the Company during fiscal 1999. The following table presents the number and value of exercisable and unexercisable options held by the executive officers named above, as of September 30, 1999:

                                                    Number of Securities                           Value of Unexercised
                                                   Underlying Unexercised                              In-the-Money
                                                      Options at Fiscal                             Options at Fiscal
                                                          Year-End                                       Year-End
                                            ---------------------------------------------------------------------------------
                                            Exercisable              Unexercisable         Exercisable          Unexercisable
                                            -----------              -------------         -----------          -------------
Name
-----------------------
David C. Collins/(1)/                             --                        --                $ --                $       --
Eric R. Garen/(1)/                                --                        --                  --                        --
Max S. Shevitz                                  4,500                     4,500                 --                        --
Gary R. Wright                                  4,500                     4,500                 --                        --
Mary C. Adams                                  11,500                    21,500                 --                        --
James E. Furlan                                    --                   275,000                 --                 2,732,813

-----------------

(1)  Not eligible for option grants.

Other Employee Benefit Plans

     The Company has adopted the Learning Tree International 401(k) Plan (the "401(k) Plan"), which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). Under Section 401(k) of the Code, contributions by employees or by the Company to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and contributions by the Company will be deductible by the Company when made.

     All employees of the Company and its U.S. subsidiary who have attained 18 years of age and have met the plan's service requirements are eligible to participate in the 401(k) Plan. Each eligible employee may contribute to the 401(k) Plan, through payroll deductions, up to 15% of his or her salary, subject to statutory limitations. For fiscal 1997 through 1999, for each $1.00 invested by an employee, the Company contributed $0.75 up to four and one-half percent of such employee's salary. The 401(k) Plan permits, but does not require, additional contributions to the 401(k) Plan by the Company.

Employment Agreements

     Pursuant to an employment agreement dated as of October 1, 1995 (the "Collins Agreement"), David C. Collins is employed as Chairman of the Board and Chief Executive Officer of the Company. Pursuant to the Collins Agreement, Dr. Collins received an annual base salary and additional incentive compensation based upon the achievement of certain performance targets. In addition, Dr. Collins is entitled to reimbursement of reasonable travel and business entertainment expenses authorized by the Company, as well as certain fringe benefits. In the event of the termination of Dr. Collins' employment with the Company, Dr. Collins has agreed, for a period of one year after the termination, not to offer any service or product in competition with the Company, whether directly or indirectly, in any area served by the Company at the date of termination. On September 30, 1999, the Collins Agreement was renewed through September 30, 2002.

     Pursuant to an employment agreement dated as of October 1, 1995 (the "Garen Agreement"), Eric R. Garen is employed as President of the Company. Pursuant to the Garen Agreement, Mr. Garen received an annual base salary and additional incentive compensation based upon the achievement of certain performance targets. In addition, Mr. Garen is entitled to reimbursement of reasonable travel and business entertainment expenses authorized by the Company, as well as certain fringe benefits. In the event of the termination of Mr. Garen's employment with the Company, Mr. Garen has agreed, for a period of one year after the termination, not to offer any service or product in competition with the Company, whether directly or indirectly, in any area served by the Company at the date of termination. On September 30, 1999, the Garen Agreement was renewed through September 30, 2000.

     Pursuant to an employment agreement dated as of July 18, 1994, as amended (the "Shevitz Agreement"), Max S. Shevitz was employed as Executive Vice President of the Company. Pursuant to the Shevitz Agreement, Mr. Shevitz received an annual base salary, as well as incentive compensation. In addition, Mr. Shevitz agreed, for a period of two years following the termination of the Shevitz Agreement, not to (i) solicit any of the Company's customers with whom he did business or was acquainted during the term of the Shevitz Agreement and
(ii) disclose any information pertaining to the Company's customers or the contents of any mailing list prepared or used by the Company during or prior to the term of the Shevitz Agreement. Mr. Shevitz terminated his employment with the Company in August 1999.

     Pursuant to an employment agreement dated as of January 8, 1990, as amended (the "Wright Agreement"), Gary R. Wright is employed as Chief Financial Officer
of the Company.   Pursuant to the Wright Agreement, Mr. Wright received an
annual base salary, as well as incentive compensation. Upon termination of employment by the Company, Mr. Wright will receive severance compensation equal to three months' base salary plus one month's base salary per year of employment subsequent to January 16, 1995, not to exceed eight months' base salary in the aggregate. In addition, Mr. Wright has agreed, for a period of two years following the termination of the Wright Agreement, not to (i) solicit any of the Company's customers with whom he did business or was acquainted during the term of the Wright Agreement and (ii) disclose any information pertaining to the Company's customers or the contents of any mailing list prepared or used by the Company during or prior to the term of the Wright Agreement. The Wright Agreement is terminable by either party at any time.

     Pursuant to an employment agreement dated as of February 9, 1978, as amended (the "Adams Agreement"), Mary C. Adams is employed as Vice President
Administration and Investor Relations of the Company.   Pursuant to the Adams
Agreement, Ms. Adams received an annual base salary, as well as incentive compensation. Upon termination of employment by the Company, Ms. Adams will receive severance compensation equal to three months' base salary plus one month's base salary per year of employment subsequent to October 1, 1993, not to exceed eight months' base salary in the aggregate. In addition, Ms. Adams has agreed, for a period of two years following the termination of the Adams Agreement, not to (i) solicit any of the Company's customers with whom she did business or was acquainted during the term of the Adams Agreement and (ii) disclose any information pertaining to the Company's customers or the contents of any mailing list prepared or used by the Company during or prior to the term of the Adams Agreement. The Adams Agreement is terminable by either party at any time.

     Pursuant to an employment agreement dated as of February 25, 1999, (the "Furlan Agreement"), James E. Furlan is employed as Chief Operating Officer of the Company for a period of three years. Pursuant to the Furlan Agreement, Mr. Furlan received an annual base salary, as well as incentive compensation. Upon termination of employment by the Company, during the term of the Furlan Agreement without Good Reason, Mr. Furlan will receive severance compensation. The severance compensation will be equal to one month's base salary plus $8,333 for each month remaining in the term of the Furlan Agreement, not to exceed twelve months nor be less than six months in the aggregate. In addition, Mr. Furlan has agreed, for a period of two years following the termination of the Furlan Agreement, not to (i) solicit any of the Company's customers with whom he did business or was acquainted during the term of the Furlan Agreement and (ii) disclose any information pertaining to the Company's customers or the contents of any mailing list prepared or used by the Company during or prior to the term of the Furlan Agreement. The Furlan Agreement is subject to extension upon mutual agreement with the Company and is terminable by either party at any time.

Stockholders Agreement

     Dr. Collins and Mr. Garen have entered into a Stockholders Agreement dated as of October 1, 1995 and amended as of October 23, 1995 (the "Stockholders Agreement"). The Stockholders Agreement provides that (i) the non-transferring stockholder shall have a right of first refusal with respect to any transfer that is not made to certain affiliates or pursuant to either an underwritten public offering or Rule 144 of the Securities Act (a "Restricted Transfer"); and
(ii) in addition to the foregoing restriction, no Restricted Transfer to any person or group involving more than five percent of the then outstanding Common Stock may be effected without the prior consent of the non-transferring stockholder.


                             CERTAIN TRANSACTIONS

     During fiscal 1999, the Company paid $129,000 for legal services performed by Guth Rothman & Christopher LLP, a law firm in which Mr. Guth is a partner.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Dr. Collins, who serves as Chairman of the Board and Chief Executive Officer of the Company, is a member of the Compensation Committee.

                     REPORT OF THE COMPENSATION COMMITTEE

Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors (the "Compensation Committee"), which is composed of the Company's Chairman and Chief Executive Officer and two independent outside directors, is responsible for overseeing and, as appropriate, making recommendations to the Board regarding, the annual salaries and other compensation of the officers of the Company, providing assistance and recommendations with respect to the compensation policies and practices of the Company and assisting with the administration of the Company's compensation plans. Stock option grants are made by the Options Committee, but are considered by the Compensation Committee in its compensation review.

Compensation Policy for Executive Officers
------------------------------------------

     In order to attract and retain well-qualified executives, which the Compensation Committee believes is crucial to the Company's success, the Compensation Committee's general approach to compensating executives is to pay cash salaries which are commensurate with the executives' experience and expertise and, where relevant, are comparable with the salaries paid to executives in competitive businesses. Consequently, except as described below as to Dr. Collins (and except in the case of Eric Garen, the Company's President, whose salary is determined under an employment contract identical to Dr. Collins' contract), base salaries for the Company's executives have been determined as part of the total compensation package by reference to such factors as salary history, competitive factors in the market, and relative merit. The Company has not employed any formal process for evaluating its base salaries, believing that the benefits would not be justified by the costs.

Fiscal 1999 Salary and Incentive Compensation of Chief Executive Officer and
----------------------------------------------------------------------------
Other Officers
--------------

     In the 1999 fiscal year, Dr. David Collins, the Company's Chief Executive Officer and Chairman of the Board of the Directors, received compensation under the terms of an Employment Agreement between the Company and Dr. Collins dated as of October 1, 1995 ("Collins Agreement"). The Collins Agreement provides that Dr. Collins shall receive a base salary of at least $300,000 and also entitles Dr. Collins to participate in an incentive plan each year, whereby he may receive an "on-target" incentive payment of at least $155,000 if certain specified performance criteria are met. As contemplated by the Collins Agreement, Dr. Collins received a base salary of

$310,000, and the "on-target" incentive payment was set in fiscal 1999 at $181,567. The Compensation Committee evaluated the base salary and the "on-target" incentive payment and concurred, without the participation of Dr. Collins, in the formula for the incentive payment. The actual incentive compensation earned by Dr. Collins was $223,657. These amounts reflect the terms of the Collins Agreement.

     The basic format for the incentive compensation of Dr. Collins and other line executives has been in place for several years. For fiscal 1999, the net income component (as described below) of the regular incentive ("Regular Incentive") portion of the plan was modified to exclude the effect of changes in capitalized CBT development costs. The Compensation Committee felt that this change would encourage management to control development costs being capitalized. The Regular Incentive pays a specified portion of the participant's salary based on the results for the year in three areas: (1) the "net income component" (weighted 60%), which provides a portion of the Regular Incentive based on the Company achieving a specified operating income (as defined by the plan), (2) the "revenue growth component" (weighted 25%), which provides a portion of the Regular Incentive based upon the Company achieving a specified growth in revenues over the prior year (as defined by the plan) and
(3) the "quality component" (weighted 15%), which provides a portion of the Regular Incentive based upon the average rating of the Company's courses based upon reviews completed by course attendees (the target rating being based upon a desired improvement over the prior year's average rating). An executive can earn in excess of the targeted amount for any of these components if the applicable performance factor exceeds the budgeted or targeted level or no Regular Incentive if certain minimum standards are not met. Further, if the Company does not achieve 100% of the net income target, the revenue growth component which would have otherwise been payable will be reduced by multiplying this amount by the percentage of the operating income target actually achieved.

     For officers whose responsibilities are limited to particular business units of the Company, the criteria used relate directly to the units for which they are responsible. Non-line officers generally do not have any portion of their bonus determined by a "quality component", as they have no, or very attenuated, influence over course quality. At or around the beginning of each fiscal year, the budget for each area, and the targeted range of salary to be paid, are set for each individual. In addition, adjustments may be made in the case of any individual as warranted.

     The Compensation Committee has reviewed this plan and believes that it adequately focuses the officers of the Company on the Company's growth and profitability. The Compensation Committee has reviewed the basic structure of the fiscal 1999 plan and used it as the basis for the 2000 compensation plan.

Equity Incentives
-----------------

     The Compensation Committee also believes that equity ownership by key executives provides a valuable incentive and further aligns executives' and stockholders' interests. The Company previously adopted the Stock Option Plans, pursuant to which the Company may grant stock options to executives (as well as other employees and directors) to purchase an aggregate of up to 3,750,000 shares of Common Stock. In February 1999, The Company granted Mr. Furlan options to purchase up to 275,000 shares at an exercise price of approximately $6.63 per share. The exercise price was the market value of the Common Stock on the date of the grant. The options vest as follows; a) 100,000 shares at the rate of one-third per year from 2000 to 2002 and b) 175,000 shares in seven years, subject to acceleration upon meeting certain performance standards. The Company granted no options to any of the other above named executives in fiscal 1999. The Stock Option Plans are administered by the Stock Option Committee, which consists of Messrs. Collins and Garen.

     Messrs. Collins and Garen are not eligible to receive grants under the 1995 Option Plan or the 1999 Option Plan. The Compensation Committee believes that grants of options for additional equity would not have a measurable effect on the incentives provided to these officers in light of their significant current holdings of Common Stock, 26.8% and 24.2% respectively, of the total shares outstanding as of January 20, 2000. The Compensation Committee did not consider alternatives for equity based compensation.

Deductibility of Executive Compensation
---------------------------------------

     Section 162(m) of the Internal Revenue Code, as amended, could under certain circumstances result in limits on the Company's ability to deduct compensation of $1,000,000 paid to certain executive officers. Exceptions to this deductibility limit may be made for various forms of performance-based compensation. Based on the 1999 compensation levels, no such limits on the deductibility of compensation applied for any officer of the Company. While the Company has not adopted a policy specifically prohibiting compensation at a level that would limit deductions, the Compensation Committee does not currently anticipate any restrictions on the future deductibility of compensation for the Company's officers. However, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code.


January 18, 2000                         COMPENSATION COMMITTEE

                                         Michael W. Kane
                                         W. Mathew Juechter
                                         David C. Collins



                           COMPANY STOCK PERFORMANCE

     The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

     The following graph compares the cumulative total stockholder return on the Common Stock of the Company from the date of the Company's initial public offering (December 6, 1995) to September 30, 1999 with the cumulative total return on the NASDAQ Stock Market Composite Index and an appropriate "peer group" index (assuming the investment of $100 in the Company's Common Stock and in each of the indexes on the date of the Company's initial public offering, and reinvestment of all dividends).

                             [GRAPH APPEARS HERE]

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG LEARNING TREE INTERNATIONAL, INC., PEER GROUP
                   AND NASDAQ STOCK EXCHANGE COMPOSITE INDEX.

                     Learning Tree                         Nasdaq Stock
                   International, Inc.     Peer Group        Exchange
                      Common Stock           Index        Composite Index
                   -------------------     ----------     ---------------
12/06/95                  100                 100              100
12/31/95                  130                 107               99
03/31/96                  165                 148              104
06/30/96                  256                 179              112
09/30/96                  308                 183              116
12/31/96                  369                 208              122
03/31/97                  350                 178              115
06/30/97                  555                 236              136
09/30/97                  358                 271              159
12/31/97                  361                 295              148
03/31/98                  277                 317              173
06/30/98                  252                 351              178
09/30/98                  160                 255              160
12/31/98                  113                 307              207
03/31/99                  125                 284              232
06/30/99                  137                 242              253
09/30/99                  207                 219              259

                                                    12/06/95   09/30/96   09/30/97   09/30/98   09/30/99
                                                    --------   --------   --------   --------   --------
Learning Tree International, Inc. Common Stock         100        308        358        160        207
Peer Group Index (1)                                   100        183        271        255        219
NASDAQ Stock Exchange Composite Index                  100        116        159        160        259

--------------------------------------------------------------------------------

(1) Peer Group index includes: Apollo Group, Inc.; SmartForce PLC; Computer Learning Centers, Inc.; DeVry, Inc.; ITT Educational Services, Inc.; Wave Technologies International, Inc. The returns of each issuer within the Peer Group Index have been weighted according to such issuer's respective stock market capitalization at the beginning of the period presented.


                     COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, as well as persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company's Common Stock. Directors, executive officers and greater-than-ten-percent stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of reports filed with the SEC and submitted to the Company and on written representations by certain directors and executive officers of the Company, the Company believes that all of the Company's directors and executive officers filed all required reports on a timely basis during the past fiscal year.


                             INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended September 30, 1999 were Arthur Andersen LLP. The Board of Directors of the Company has not yet considered the selection of an auditor for the current fiscal year. It is anticipated that the Board will consider the selection and make a decision by August 1, 2000. A representative of Arthur Andersen LLP will be available at the Annual Meeting to respond to appropriate questions or make any other statements such representative deems appropriate.


                STOCKHOLDERS' PROPOSALS FOR 2001 ANNUAL MEETING

     Pursuant to the Rule 14a-8 of the Securities and Exchange Commission, proposals by eligible stockholders which are intended to be presented at the Company's Annual Meeting of Stockholders in 2001 must be received by the Company by November 2, 2000, in order to be considered for inclusion in the Company's proxy materials.

                                 OTHER MATTERS

     The Board of Directors is not aware of any matter to be acted upon at the Annual Meeting other than described in this Proxy Statement. Unless otherwise directed, all shares represented by the persons named in the accompanying proxy will be voted in favor of the proposals described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders will vote thereon in accordance with their best judgments.

                                   EXPENSES

     The entire cost of soliciting proxies will be borne by the Company. Solicitation may be made by mail. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward soliciting material to the beneficial owners of the Company's Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report for the year ended September 30, 1999 is being mailed to Shareholders along with this Proxy Statement. Item 7 - "Management's Discussion and Analysis of Financial Condition"; Item 8 - "Financial Statements and Supplementary Data"; and Item 9 - "Changes In and Disagreements With Accountants on Accounting and Financial Disclosures of the Annual Report" are incorporated by reference herein. The Annual Report is not to be considered part of the soliciting material except as incorporated by reference herein.


                               By Order of the Board of Directors,

                               /s/ DAVID C. COLLINS

                               David C. Collins, Ph.D.
                               Chairman of the Board and Chief Executive Officer
January 27, 2000

(Learning Tree International + logo)        VOTE BY PHONE: 1-800-690-6903
      www.learningtree.com                  Use any touch-tone telephone to transmit your voting instructions.
      --------------------                  Have your proxy card in hand when you call. You will be
                                            prompted to enter your 12-digit Control Number which is
PROXY SERVICES                              located below and then follow the simple instructions the Vote
P.O. BOX 9079                               Voice provides you.
FARMINGDALE, NY 11735
                                            VOTE BY INTERNET - www.proxyvote.com
                                                               -----------------
                                            Use the Internet to transmit your voting instructions and
                                            for electronic delivery of information.  Have your proxy
                                            Card in  hand when you access the web site. You will be
                                            prompted to enter your 12-digit Control Number which is
                                            located below to obtain your records and create an
                                            electronic voting instruction form.

                                            VOTE BY MAIL -
                                            Mark, sign and date your proxy card and return it in the
                                            Postage-paid envelope we've provided or return to
                                            Learning Tree International, c/o ADP, 51 Mercedes Way,
                                            Edgewood, NY  11717.



     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   LRNTRE   KEEP THIS PORTION FOR YOUR RECORDS.
     -----------------------------------------------------------------------------------------------------------
     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.                   DETACH AND RETURN THIS PORTION ONLY

LEARNING TREE INTERNATIONAL

Vote on Directors

Election of Three (3) Class II Directors:   For  Withhold  For All    To withhold authority to vote for any
                                            All     All    Except:    nominee, mark "For All Except" and write
                                                                      The nominee's number on the line below.

                                                                       -----------------------------------------
NOMINEES:   01)  Michael W. Kane
            02)  James E. Furlan
            03)  Mary C. Adams

Note: Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.

In their discretion, the proxies are authorized to vote "FOR" the election of such substitute nominee(s) for directors as the Board of Directors of the Company shall select, and upon other such matters as may come before the Annual Meeting.


___________________________________________       _________________________________________
Signature [PLEASE SIGN]      Date                 Signature (Joint Owners)     Date


--------------------------------------------------------------------------------

                       LEARNING TREE INTERNATIONAL, INC.

       Proxy for Annual Meeting of Stockholders to be held March 3, 2000

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Learning Tree International, Inc. ("Learning Tree") dated January 27, 2000 and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints David C. Collins or Eric R. Garen, with full power of substitution in each, as attorneys and proxies of the undersigned.

     Said proxies are hereby given authority to vote all shares of Common Stock, $.0001 par value, of Learning Tree which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Learning Tree, to be held at 10:00 a.m., local time, on Friday, March 3, 2000, at the Sheraton Gateway Hotel, 6101 West Century Boulevard, Los Angeles, California 90045, and at any and all adjournments or postponements thereof (the "Annual Meeting") on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

     The Board of Directors of Learning Tree solicits this proxy, and when properly executed, the shares represented hereby will be voted in accordance with the instructions in this proxy. If no direction is made, this proxy will be voted FOR the election of all nominees named as Directors of Learning Tree on the reverse side hereof.

--------------------------------------------------------------------------------